UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12

WORKDAY, INC.

(Exact Name of Registrant as Specified In Its Charter)

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Your Vote Counts! WORKDAY, INC. 2021 Annual Meeting of Stockholders Vote in advance by June 7, 2021 11:59 PM EDT WORKDAY, INC. 6110 STONERIDGE MALL ROAD PLEASANTON, CA 94588 You invested in WORKDAY, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 8, 2021 at 9:00 AM PDT. The Annual Meeting will be a completely virtual meeting of stockholders conducted via live audio webcast. You will be able to attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/WDAY2021. Only stockholders of record at the close of business on April 12, 2021 are entitled to notice of, and to vote at, the Annual Meeting. Get informed before you vote View the combined Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 25, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* June 8, 2021 9:00 AM PDT Virtually at: www.virtualshareholdermeeting.com/WDAY2021 *Please check the meeting materials for any special requirements for meeting attendance. V1 D49313-P49956

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Class III Directors Nominees: 01) Aneel Bhusri 02) Ann-Marie Campbell 03) David A. Duffield 04) Lee J. Styslinger III For For For 1 Year To ratify the appointment of Ernst & Young LLP as Workday’s independent registered public accounting firm for the fiscal year ending January 31, 2022. 3. To approve, on an advisory basis, the compensation of our named executive officers as disclosed in the Proxy Statement. 4. To approve, on an advisory basis, the frequency of future advisory votes concerning the compensation of our named executive officers. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D49314-P49956